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                            G.T. GLOBAL DOLLAR FUND
                         SUPPLEMENT TO PROSPECTUS DATED
                                 MARCH 1, 1995
                  (SUPPLANTING SUPPLEMENT DATED JUNE 23, 1995)

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The following information supersedes and replaces the description of the Fund's portfolio management team contained in the section of the Fund's Prospectus on page 20 entitled "Management":

"The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                               GLOBAL DOLLAR FUND

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                          RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                     THE FUND                                    LAST FIVE YEARS
------------------------  ---------------------  ---------------------------------------------------------------------
Gary Kreps                Portfolio Manager      Chief Investment Officer -- Global Fixed Income Investments for G.T.
 San Francisco             since 1992             Capital since 1992. From 1988 to 1992, Mr. Kreps was the Senior Vice
                                                  President for Global Fixed Income of Putnam Management Co. (Boston).
Jeffrey W. Gorman         Portfolio Manager      Money Market Analyst and Trader for G.T. Capital from 1994 to 1995;
 San Francisco             since 1995             Investment Operations Specialist for G.T. Capital from February 1993 to April 1994; Financial Services Representative for G.T. Capital
                                                  from June 1992 to February 1993; prior thereto, a student at the
                                                  University of California at Berkeley."

On page 22, under "Other Information -- Confirmations and Reports to Shareholders," the following information should be inserted immediately prior to the last sentence of the paragraph: "Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated."

The following revisions have been made relating to the eligibility requirements for investing in Advisor Class shares of the G.T. Global Dollar Fund.

On page 10, under "The Class System -- Advisor Class Shares," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company... ," and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program... ." The rest of the qualifications in (b) and (c) and the other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

Under "Other Information -- Custodian and Accounting Agent," it should be noted that effective July 1, 1995, G.T. Capital serves as the Fund's pricing and accounting agent. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds.

DOLSU51004MC                                                    October 20, 1995